SUPPLEMENT

DATED AUGUST 31, 2009

TO THE

CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS

CLASS L SHARES PROSPECTUS

CLASS Y SHARES PROSPECTUS

EACH DATED MARCH 1, 2009

FOR THE HARTFORD MUTUAL FUNDS (COLLECTIVELY THE “PROSPECTUSES”)

REORGANIZATION OF THE HARTFORD U.S. GOVERNMENT SECURITIES FUND WITH AND INTO THE HARTFORD INFLATION PLUS FUND

On August 5, 2009, the Board of Directors of The Hartford Mutual Funds II, Inc. approved on behalf of The Hartford U.S. Government Securities Fund (“U.S. Government Securities”) and the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Inflation Plus Fund (“Inflation Plus”), a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of U.S. Government Securities, a series of The Hartford Mutual Funds II, Inc., into Inflation Plus, a series of The Hartford Mutual Funds, Inc. (“Reorganization”).  The Reorganization does not require shareholder approval.

Effective as of the close of business on September 30, 2009, in anticipation of the Reorganization, shares of Classes A, B, C, L and Y of U.S. Government Securities will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors of the Hartford Mutual Funds, including all of the Directors who are not “interested persons” of the Hartford Mutual Funds (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Directors”), carefully considered the proposed Reorganization and have determined that it (1) is in the best interests of U.S. Government Securities and Inflation Plus (each, a “Fund” and collectively, the “Funds”) and (2) would not result in a dilution of the interests of shareholders of either Fund. In making these determinations, the Board considered that the Reorganization will provide shareholders of U.S. Government Securities with (a) a comparable investment, (b) somewhat lower total net operating expenses and (c) the enhanced potential to realize economies of scale.

The Reorganization is expected to occur on or about the close of business on February 19, 2010 or on such other date as the officers of the Hartford Mutual Funds determine (“Closing Date”).  As of the close of business on the Closing Date, pursuant to the Reorganization Agreement, each holder of Class A, Class B, Class C, Class L and Class Y shares of U.S. Government Securities will become the owner of corresponding full and fractional shares of Inflation Plus having an aggregate value equal to the aggregate value of his or her shares of U.S. Government Securities.  While the net asset value per share and number of shares held in such shareholder’s account will differ following the Reorganization, the total value of such shareholder’s account will remain the same.  Although Inflation Plus does not currently offer Class L shares, Class L shares will be added as a share class of that Fund prior to the Reorganization.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The Funds’ investment adviser, Hartford Investment Financial Services, LLC (“HIFSCO”), has agreed to bear all of the expenses incurred in connection with the Reorganization, except for any brokerage fees and brokerage expenses associated with the Reorganization.  In addition, the closing of the Reorganization is contingent upon, among other things, receiving an opinion of counsel that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization.

Shareholders of U.S. Government Securities who determine that they do not wish to become shareholders of Inflation Plus may (1) redeem their shares of U.S. Government Securities before the Closing Date or (2) exchange their shares of U.S. Government Securities before the Closing Date for shares of another Hartford Mutual Fund by contacting the Hartford Mutual Funds or their broker, financial intermediary, or other financial institution.  Please note that a redemption or an exchange of shares of U.S. Government Securities will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

COMPARISON OF THE FUNDS

The following comparison of the Funds is a summary only.  In order to better understand the differences between U.S. Government Securities’ investment policies, strategies and risks and those of Inflation Plus, and to view each Fund’s performance history, please refer to the Funds’ prospectuses and Statement of Additional Information, which are available free upon request by calling 1-888-843-7824 or by visiting the Funds’ web site at www.hartfordinvestor.com.

U.S. Government Securities is a diversified series of The Hartford Mutual Funds II, Inc. and Inflation Plus is a diversified series of The Hartford Mutual Funds, Inc.  The Funds share the same Board of Directors.  The Funds’ fundamental investment policies (those that cannot be changed without the approval of a majority of the outstanding shares of a mutual fund) are identical in all material respects.

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

HIFSCO is the investment adviser of each Fund.  U.S. Government Securities and Inflation Plus are each sub-advised by Hartford Investment Management Company. The Funds also have a common transfer agent (Hartford Administrative Services Company) and a common principal underwriter (HIFSCO).

NET ANNUAL FUND OPERATING EXPENSES(1)

The net annual fund operating expense ratios of each class of each Fund are compared below:

	THE HARTFORD U.S. GOVERNMENT SECURITIES FUND(2)	THE HARTFORD INFLATION PLUS FUND(3)
Class A	1.00%	0.90%
Class B	1.68%	1.65%
Class C	1.75%	1.65%
Class L	0.87%	N/A (4)
Class Y	0.64%	0.65%

(1)         The Funds’ semi-annual report and prospectuses each contain more detailed information regarding the operating expenses for each class for the periods ended April 30, 2009 and October 31, 2008, respectively, and are available on the Funds’ web site at: www.hartfordinvestor.com.

(2)         HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares, Class C, Class L and Class Y shares at 1.00%, 1.75%, 1.75% 1.00% and 0.75%, respectively. In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  HASCO’s contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

(3)         HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares, Class C shares and Class Y shares at 1.00%, 1.75%, 1.75% and 0.75%, respectively.  In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares, Class C shares and Class Y shares at 0.85%, 1.60%, 1.60% and 0.60%, respectively. (Effective November 1, 2009, these contractual expense caps will be 0.90%, 1.65%, 1.65% and 0.65%, respectively.)  The difference between the “Net Annual Operating Expenses” and HIFSCO’s undertaking, described above, is due to interest expenses on reverse repurchase agreements.  In addition, HASCO, the fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 28, 2010, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

(4)         Although Inflation Plus does not currently offer Class L shares, Class L shares will be added as a share class of the Fund prior to the Reorganization.  Class L Shares will have a maximum front end sales charge of 4.50% and an ongoing 0.25% Rule 12b-1 distribution and service fee.  In addition, the expense cap for newly issued Class L shares of Inflation Plus is expected to be the same as the expense cap on the Inflation Plus’s existing Class A shares.

INVESTMENT STRATEGIES

As shown in the table below, the Funds have similar investment objectives and principal investment strategies.  The primary difference in the Funds’ investment strategies is that Inflation Plus invests primarily in inflation protected debt securities issued by the U.S. Treasury (“TIPS”) while U.S. Government Securities invests primarily in securities issued and/or guaranteed by the U.S. government or its agencies or instrumentalities without looking to any inflation protection component.

	The Hartford U.S. Government Securities Fund	The Hartford Inflation Plus Fund

Investment Objective	Seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.	Seeks a total return that exceeds the rate of inflation over an economic cycle.

Principal Investment Strategies

The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The Hartford U.S. Government Securities Fund	The Hartford Inflation Plus Fund

The fund may utilize securities lending arrangements and reverse repurchase transactions. The fund may also utilize derivatives to manage portfolio risk or for other investment purposes

The fund invests, under normal circumstances, at least 80% of its net assets in securities of “investment grade” quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody’s (“Aaa”, “Aa”, “A” or “Baa”) or S&P (“AAA”, “AA”, “A” or “BBB”) or Fitch (“AAA”, “AA”, “A” or “BBB”) or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as “high yield - high risk securities” or “junk bonds”. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least “Aa3” by Moody’s. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans — secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund’s portfolio.

	The Hartford U.S. Government Securities Fund	The Hartford Inflation Plus Fund

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer’s business environment, balance sheet, income statement, anticipated earnings and management team.  The fund may trade securities actively.

Principal Investment Risks

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of loan and bond issuers.  In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance) and may increase your taxable distributions.

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value.  This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will “call” - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit Risk - The issuing company may not be able to pay interest and principal when due.  Credit risk depends largely on the perceived health of

The Hartford U.S. Government Securities Fund	The Hartford Inflation Plus Fund

could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Government-Sponsored Agency Securities Risk - The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many types of U.S. Government Securities may be purchased by the fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA.  The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the FHFA or guaranteed by the Department of Veterans Affairs.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund loan and bond issuers.  In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund’s mortgage- and asset-backed securities.

Foreign Investments Risk — Investments in foreign securities are subject to  special risks and may be riskier than investments in U.S. securities.  Foreign investments may be affected by the following:  changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk — Falling interest rates create the potential for a decline in the fund’s income.

The Hartford U.S. Government Securities Fund	The Hartford Inflation Plus Fund

may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund’s net asset value.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Securities Lending Risk - Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Inflation-Protected Debt Securities Risk - Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments.  Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all.  In addition, certain loans may have similar effects due to extended settlement periods or consent requirements.  An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the

The Hartford U.S. Government Securities Fund	The Hartford Inflation Plus Fund

participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower’s insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund’s mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund’s income.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund’s net asset value.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Securities Lending Risk - Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could

	The Hartford U.S. Government Securities Fund	The Hartford Inflation Plus Fund

result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Volatility Risk - Share price, yield and total return may fluctuate more than with less aggressive fixed-income funds.

Fund Managers	John Hendricks Russell M. Regenauer	John Hendricks

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.